   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 12, 1999
                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                                ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                ---------------

                            SFX ENTERTAINMENT, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                 DELAWARE                           7922                       13-3977880
    (State or Other Jurisdiction of     (Primary Standard Industrial        (I.R.S. Employer
     Incorporation or Organization)      Classification Code Number)     Identification Number)

                        650 MADISON AVENUE, 16TH FLOOR
                           NEW YORK, NEW YORK 10022
                                (212) 838-3100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                   ROBERT F.X. SILLERMAN, EXECUTIVE CHAIRMAN
                            SFX ENTERTAINMENT, INC.
                        650 MADISON AVENUE, 16TH FLOOR
                           NEW YORK, NEW YORK 10022
                                (212) 838-3100
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)
                                ---------------

                                  Copies to:
     DANIEL A. NINIVAGGI                                 KIRK A. DAVENPORT
     WINSTON & STRAWN                                    LATHAM & WATKINS
     200 PARK AVENUE                                     885 THIRD AVENUE
   NEW YORK, NEW YORK 10166                         NEW YORK, NEW YORK 10022
      (212) 294-6700                                       (212) 906-1200

                                ---------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-71175

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                      PROPOSED MAXIMUM      PROPOSED MAXIMUM
    TITLE OF EACH CLASS OF         AMOUNT TO BE        OFFERING PRICE      AGGREGATE OFFERING        AMOUNT OF
 SECURITIES TO BE REGISTERED       REGISTERED(1)        PER SHARE(2)            PRICE(2)          REGISTRATION FEE
-----------------------------   ------------------   ------------------   --------------------   -----------------
Class A Common Stock,
 $.01 par value..............     920,000 Shares          $56.3125           $51,807,500.00         $14,403.00
==================================================================================================================

(1) Includes 120,000 shares that may be sold pursuant to an over-allotment option granted to the underwriters.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c), based upon the average of the high and low sales prices of the Class A Common Stock on February 11, 1999, as reported on the Nasdaq Stock Market National Market.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      INCORPORAITON OF CERTAIN INFORMATION BY REFERENCE PURSUANT TO GENERAL
                          INSTRUCTION V OF FORM S-1

                               Explanatory Note

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-71175), as amended, declared effective by The Securities And Exchange Commission on February 10, 1999, are hereby incorporated by reference, including all exhibits incorporated by reference therein.

                                 PART II

ITEM 16. EXHIBITS



  EXHIBIT
    NO.                          DESCRIPTION                       PAGE
---------- ------------------------------------------------------ -----
  5.1      Opinion of Winston & Strawn
 23.1      Consent of Winston & Strawn (included in Exhibit 5.1)
 23.2      Consent of Ernst & Young LLP
 23.3      Consents of Arthur Andersen LLP
 23.4      Consents of PricewaterhouseCoopers LLP
 23.5      Consent of Grant Thornton
 23.6      Consent of Richard E. Woodhall
 23.7      Consent of David Berdon & Co., LLP
*24.1      Power of Attorney
 99.1      Officer's Certificate


----------
* Incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-71175).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on February 11, 1999.



                                        SFX ENTERTAINMENT, INC.



                                        By: /s/ Howard J. Tytel
                                           ------------------------------------
                                             Howard J. Tytel
                                             Executive Vice President, General
                                             Counsel, Secretary and Member of
                                             the Office of the Chairman


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.




           SIGNATURE                         TITLE                    DATE
-------------------------------   --------------------------   ------------------
              *                   Executive Chairman,          February 11, 1999
-----------------------------     Member of the Office of
    Robert F.X. Sillerman         the Chairman and
                                  Director (principal
                                  executive officer)

              *                   Director                     February 11, 1999
-----------------------------
       Michael G. Ferrel

              *                   Director                     February 11, 1999
-----------------------------
        Brian Becker

              *                   Director                     February 11, 1999
-----------------------------
         David Falk

      /s/ Howard J. Tytel         Director                     February 11, 1999
-----------------------------
        Howard J. Tytel

              *                   Chief Financial Officer,     February 11, 1999
-----------------------------     Vice President and
        Thomas P. Benson          Director (principal
                                  financial and accounting
                                  officer)

              *                   Director                     February 11, 1999
-----------------------------
       Richard A. Liese

              *                   Director                     February 11, 1999
-----------------------------
     D. Geoffrey Armstrong

           SIGNATURE                 TITLE            DATE
-------------------------------   ----------   ------------------
              *                   Director     February 11, 1999
-----------------------------
     James F. O'Grady, Jr.

              *                   Director     February 11, 1999
-----------------------------
         Paul Kramer

              *                   Director     February 11, 1999
-----------------------------
       Edward F. Dugan


*By: /s/ Howard J. Tytel
     ----------------------
  Attorney-in-fact


                                 EXHIBIT INDEX




  EXHIBIT
    NO.                          DESCRIPTION                       PAGE
---------- ------------------------------------------------------ -----
  5.1      Opinion of Winston & Strawn
 23.1      Consent of Winston & Strawn (included in Exhibit 5.1)
 23.2      Consent of Ernst & Young LLP
 23.3      Consents of Arthur Andersen LLP
 23.4      Consents of PricewaterhouseCoopers LLP
 23.5      Consent of Grant Thornton
 23.6      Consent of Richard E. Woodhall
 23.7      Consent of David Berdon & Co., LLP
*24.1      Power of Attorney
 99.1      Officer's Certificate


----------
* Incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-71175).